LOCK-UP AGREEMENT

Dated as of August 31, 2012

Ladies and Gentlemen:

This Lock-Up Agreement (this “Lock-Up Agreement”) is being entered into by and between JMG Exploration Inc., a Nevada corporation (the “Parent”) and the undersigned holder (the “Undersigned”) of ADVN Capital Stock (as defined below) in connection with the following matters:

A.

Parent, along with Ad-Vantage Networks, Inc., a Delaware corporation (the “Company”), and Ad-Vantage Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“MergerSub”), have entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of August 29, 2102 (the “Merger Agreement”), pursuant to which MergerSub will merge with and into ADVN, with ADVN being the surviving entity and becoming a wholly-owned subsidiary of the Parent (the “Merger”).

B.

Pursuant to the Merger Agreement, the Parent has agreed to issue shares of its Class M Preferred Stock (the “Class M Preferred”) to those persons holding shares of the Company’s Capital Stock (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement, a copy of which is available to the Undersigned, upon request to Parent).

C.

The Merger Agreement contemplates that the shares of Class M Preferred will convert to shares of the Parent’s common stock (the “Common Stock”) and, that upon such conversion, the Undersigned will hold shares of Common Stock.

D.

The Undersigned will receive a benefit from the consummation of the Merger and the transactions contemplated in connection therewith.

E.

The execution and delivery of this Lock-Up Agreement by the Undersigned is a condition precedent to the Closing of the Merger.

Now, therefore, in recognition of the benefit that the Merger will confer upon the Undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned agrees, for the benefit of the Company, the Parent and the other holders of the Common Stock as follows:

1.

  During the period beginning on the Closing of the Merger and ending twelve (12) months following the Closing of the Merger (such period being, the “Lock-Up Period”), except as otherwise expressly permitted hereunder, the Undersigned will not, without the prior written consent of Joseph W. Skeehan (the “Parent Representative”), which consent may be withheld in the Parent Representative’s sole discretion, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of Parent (each, a “Parent Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Parent Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Parent Security (each of the foregoing, a “Prohibited Sale”).  This Lock-Up Agreement shall apply to all Parent Securities issued or issuable to the undersigned.  Additionally, except as may be expressly otherwise set forth herein, any transfer of any Parent Security hereunder shall be null and void unless such transfer has been approved, in writing, by the Parent Representative prior to such transfer and any such proposed transferee has agreed in writing prior to such transfer to be bound by all terms of this Lock-Up Agreement.  In the event that Joseph W. Skeehan (or any successor thereto) is unable or unwilling to serve as the Parent Representative, a new Parent Representative shall be selected by Justin Yorke and Reuben Sandler.

2.

Notwithstanding the provisions of Paragraph 1 above, if the Undersigned is a person identified as a member of the “Executive Team” on Schedule 5.9 to the Merger Agreement, and such person resigns from the Parent, is terminated, or separated from the Parent for any reason (any such person being, a “Former Management Person”), then the Undersigned as a Former Management Person may sell or trade up to twenty-five percent (25%) of the Parent Securities owned by the Undersigned at the date of such separation (the “Separation Date”) during the ninety (90) days following the Separation Date, and an additional twenty-five percent (25%) of the Parent Securities owned by the Undersigned at the Separation Date may be sold or traded during each successive ninety (90) day period, it being the intent of the parties to this Lock-up Agreement that an aggregate of one hundred percent (100%) of the Parent Securities owned by the Undersigned at the Separation Date may be sold or otherwise disposed of the 12 month anniversary of the Separation Date.

3.

Notwithstanding the provisions of Paragraphs 1 and 2 above, the Undersigned may sell some or all of the Parent Securities owned by it to the Parent, (or to its order) during the Lock-Up Period, provided that the Parent pay not more than the average of the closing bid price of the Parent’s common stock for the three (3) days prior to any such sale and that nothing herein shall be construed to obligate the Parent to purchase any such Parent Securities.  Any purchase or arranged purchase of the Parent Securities proffered by the Undersigned to the Parent shall be wholly subject to the discretion of the Parent's board of directors, which may elect to purchase all or a portion of any such Parent Securities.

4.

   Further notwithstanding the provisions of Paragraphs 1 and 2 above, the Undersigned (and any transferee of the Undersigned permitted under the terms of this Lock-Up Agreement) may transfer any shares of a Parent Security (without the written consent of the Parent Representative): (i) as a bona fide gift or gifts, provided that prior to the allowance of such transfer the transferee or transferees thereof agree in writing to be bound by all terms of this Lock-Up Agreement, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the Undersigned or the immediate family of the Undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by all terms of this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, provided that prior to such transfer a duly authorized officer, representative or trustee of such organization agrees in writing to be bound by all terms of this Lock-Up Agreement or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer such transferee executes an agreement in writing to be bound by all terms of this Lock-Up Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by all terms of this Lock-Up Agreement for the balance of the Lock-Up Period.

5.

The Undersigned acknowledges and agrees that any Parent Security owned by the Undersigned shall contain a prominent restrictive “lock-up” legend that recites the existence of  this Lock-Up Agreement and that any transfers of the Parent Security are restricted pursuant to the terms of this Lock-Up Agreement.  The Undersigned further acknowledges that the Parent’s transfer agent shall be instructed not to remove or permit the removal of such legend unless it has in advance of such removal received an opinion from counsel reasonably acceptable to the Parent Representative.  An opinion from Aaron A. Grunfeld, Esq. and any firm with which he is associated shall be deemed acceptable counsel to the Parent Representative.

6.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Nevada ..

7.

This Lock-Up Agreement will become a binding agreement among the undersigned as of the date hereof.  In the event the Merger is not consummated, this Lock-Up Agreement shall terminate and become null and void. This Lock-Up Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of Parent, the Parent Representative, and the Undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lock-Up Period. This Lock-Up Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Lock-Up Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement and the Parent Representative.

[remainder of page intentionally left blank – signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement effective as of the date first above written.

UNDERSIGNED

By:       /s/ Justin Yorke

Name:  Justin Yorke

Title: ________________________________

Address:

________________________

________________________

________________________

Number of shares of Common Stock owned (after giving effect to the Reverse Stock Split and the Automatic Conversion): __________________

PARENT

JMG Exploration, Inc.

By: :/s/ Justin Yorke

Justin Yorke, Chief Executive Offer

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement effective as of the date first above written.

UNDERSIGNED

By:       /s/ Joe Waimrin

Name:  Joe Waimrin

Title: _Senior Vice President, Sales and Marketing

Address:

2288 Mountain Oak Dr.

Los Angeles, Ca 90068

Number of shares of Common Stock owned (after giving effect to the Reverse Stock Split and the Automatic Conversion): __________________

PARENT

JMG Exploration, Inc.

By: :/s/ Justin Yorke

Justin Yorke, Chief Executive Offer

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement effective as of the date first above written.

UNDERSIGNED

By:       /s/ David Eastman

Name:  David Eastman

Title: CFO and COO

Address:

PO Box 4135

Park City, UT 84060

Number of shares of Common Stock owned (after giving effect to the Reverse Stock Split and the Automatic Conversion): __________________

PARENT

JMG Exploration, Inc.

By: :/s/ Justin Yorke

Justin Yorke, Chief Executive Offer

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement effective as of the date first above written.

UNDERSIGNED

By:       /s/David S. Grant

Name:  David S. Grant

Title: President and CEO

Address:

22391 Rosebriar

Mission Viejo, CA 92692

Number of shares of Common Stock owned (after giving effect to the Reverse Stock Split and the Automatic Conversion): __________________

PARENT

JMG Exploration, Inc.

By: :/s/ Justin Yorke

Justin Yorke, Chief Executive Offer

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement effective as of the date first above written.

UNDERSIGNED

By:       /s/ Sanjeev Kuwadekar

Name:  Sanjeev Kuwadekar

Title: CTO

Address:

18223 Charlton Lane

Northridge, CA 91326

Number of shares of Common Stock owned (after giving effect to the Reverse Stock Split and the Automatic Conversion): __________________

PARENT

JMG Exploration, Inc.

By: :/s/ Justin Yorke

Justin Yorke, Chief Executive Offer